UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2023

Lumentum Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5483

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02 –	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, the board of directors (the “Board”) of Lumentum Holdings Inc. (the “Company”) appointed Pamela Fletcher to serve as a member of the Board, effective February 22, 2023. Concurrent with her appointment to the Board, Ms. Fletcher was also appointed to serve on the Audit Committee of the Board. Ms. Fletcher will serve an initial term of office expiring at the Company’s 2023 annual meeting of stockholders and until her successor is duly elected and qualified. The Company announced Ms. Fletcher’s appointment in a press release, which is attached as Exhibit 99.1.

Ms. Fletcher, 56, is currently Senior Vice President, Chief Sustainability Officer & Corporate Innovation at Delta Air Lines, Inc., where she leads Delta’s Sustainability and Innovation organizations in service of the company’s net-zero future. Prior to Delta Air Lines, she enjoyed a fifteen-year career at General Motors, where she held senior leadership positions such as Vice President of Global Innovation and Vice President of Electric Vehicles, among other roles. She holds a B.S. in Engineering from Kettering University and an M.S. in Engineering from Wayne State University.

In accordance with the Company’s Outside Director Compensation Policy, the terms of which were described in the Company’s proxy statement for its 2022 annual meeting of stockholders, Ms. Fletcher is entitled to cash and equity compensation for her service on the Board. Ms. Fletcher will also enter into the Company’s standard form of indemnification agreement, which has been previously filed with the Securities and Exchange Commission.

There are no arrangements or understandings between Ms. Fletcher and any other persons pursuant to which she was selected as a member of the Board. There are also no family relationships between Ms. Fletcher and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 -	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “Lumentum Announces Appointment of New Board Member” dated February 23, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	Senior Vice President, General Counsel and Secretary
February 24, 2023